UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2011

DUKE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	1-9044	35-1740409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street, Suite 100, Indianapolis, Indiana		46240
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits

On December 19, 2011, Duke Realty Corporation, an Indiana corporation (the “Company”), registered the resale of 2,065,337 shares of common stock, $0.01 par value per share (the “Shares”), by certain selling shareholders who received units in Duke Realty Limited Partnership, an Indiana limited partnership and the Company’s operating partnership, in connection with the acquisition of properties from Premier Commercial Realty, Inc. and related entities and subsidiaries. The purpose of this Current Report is to file with the Securities and Exchange Commission the opinion of Alston & Bird LLP regarding the Shares.

In connection with the resale registration of the Shares, the following exhibits are filed with this Current Report on Form 8-K and are incorporated by reference into the Company’s Registration Statement filed with the U.S. Securities and Exchange Commission on Form S-3 (File No. 333-160952): (i) the opinion of Alston & LLP as to the legality of the Shares (Exhibit 5.1), and (iii) the consent of Alston & Bird LLP (Exhibit 23.1).

(d) Exhibits

Exhibit Number	Description

5.1	Opinion of Alston & Bird LLP

23.1	Consent of Alston & Bird LLP (contained in Exhibit 5.1 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ Howard L. Feinsand
Howard L. Feinsand
Executive Vice President, General Counsel and Corporate Secretary

Dated: December 19, 2011

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Alston & Bird LLP

23.1	Consent of Alston & Bird LLP (contained in Exhibit 5.1 hereto)